UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

On June 1, 2023, Presidio Property Trust, Inc. (“Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). Of the 13,075,199 shares of common stock issued and outstanding and eligible to vote as of the record date of March 31, 2023, 8,156,101 shares, or 62.38% of the eligible shares, were present in person or represented by proxy at the Annual Meeting, and therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 17, 2023.

The final voting results on the proposals presented for stockholders approval at the Annual Meeting were as follows:

Proposal 1: Six (6) director nominees were elected to serve on the Company’s board of directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified, as follows:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Jennifer A Barnes	4,246,804	650,642	3,258,655
David T. Bruen	4,400,927	496,520	3,258,654
James R. Durfey	4,275,729	621,718	3,258,654
Jack K. Heilbron	4,406,421	491,026	3,258,654
Tracie Hager	4,421,113	476,334	3,258,654
Steve Hightower	4,393,432	504,015	3,258,654

Proposal 2: The appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,771,047	253,598	131,455	1

Proposal 3: An amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of the Company was not approved, as follows:

FOR *	AGAINST	ABSTAIN	BROKER NON-VOTES
3,822,715	962,853	111,877	3,258,656

*While 78% of the votes cast on this proposal were in favor, the proposal requires the affirmative vote of a majority of all the votes entitled to be cast on the matter in order to be approved.

Proposal 4: An amendment to the Company’s 2017 Incentive Award Plan to (i) increase the number of shares available for issuance thereunder to 3,500,000 from 2,500,000 shares of common stock and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 3,500,000 (as adjusted for any reverse splits) is less than 15% of the Company’s then-outstanding shares of common stock was approved, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,626,690	1,167,599	103,157	3,258,655

Proposal 5: An amendment to the Company’s Bylaws to set the minimum number of directors at four was not approved, as follows:

FOR*	AGAINST	ABSTAIN	BROKER NON-VOTES
4,414,607	395,115	87,724	3,258,655

*While 90% of the votes cast on this proposal were in favor, the proposal requires the affirmative vote of a majority of all the votes entitled to be cast on the matter in order to be approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2023	PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Adam Sragovicz
Adam Sragovicz
Chief Financial Officer